The Rubicon Project, Inc. S-8

Exhibit 99.5

TREMOR VIDEO, INC.
STOCK OPTION GRANT NOTICE
(Inducement Grant Outside of

2013 Equity Incentive Plan)

As an inducement material to Optionholder’s entering into employment with Tremor Video, Inc. (the “Company”), the Company hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below. This option is granted outside of the Company’s 2013 Equity Incentive Plan (the “Plan”) and the Share Reserve, but is subject to the terms and conditions of the Plan (with the exception of Section 3) as if the option had been granted pursuant to the Plan. The Plan is attached hereto, and the relevant provisions have been incorporated herein. In addition, this option is subject to all of the terms and conditions as set forth in this notice and in the Option Agreement, which is attached hereto and incorporated herein in its entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Option Agreement will have the same definitions as in the Plan or the Option Agreement. If there is any conflict between the terms in this notice and the relevant terms of the Plan, the terms of the Plan will control.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price (Per Share):
Total Exercise Price:
Expiration Date:

Type of Grant:	☒	Nonstatutory Stock Option

Vesting Schedule:	This option may be exercised with respect to the first 25% of the Shares subject to this option when the Optionholder completes 12 months of Continuous Service beginning with the Vesting Commencement Date set forth above. This option may be exercised with respect to an additional 1/48th of the Shares subject to this option when the Optionholder completes each month of Continuous Service thereafter.

Payment:	By one or a combination of the following items (described and subject to the limitations set forth in the Option Agreement):

	☒	By cash, check, bank draft or money order payable to the Company
	☒	Pursuant to a Regulation T Program, if the Common Stock is publicly traded and the Company has established such a program
	☒	By delivery of already-owned shares, if the Common Stock is publicly traded, and subject to the Company’s consent at the time of exercise
	☒	Subject to the Company’s consent at the time of exercise, by a “net exercise” arrangement

Additional Terms/Acknowledgements: Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Option Agreement, the Plan and the stock plan prospectus for the Plan. As of the Date of Grant, this Stock Option Grant Notice, the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding the option and supersede all prior oral and written agreements on the option, with the exception, if applicable, of (i) the written employment agreement or offer letter agreement between the Company and Optionholder specifying the terms that should govern the option and (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law. By accepting the option, Optionholder consents to receive documents governing the option by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

1.

Tremor Video, Inc.	Optionholder:

By:
Signature	Signature

Title:	Date:

Date:

ATTACHMENTS: Option Agreement, 2013 Equity Incentive Plan

2.

Attachment I

Option Agreement

Tremor Video, Inc.

(inducement Grant Outside of

2013 Equity Incentive Plan)

Option Agreement

(Nonstatutory Stock Option)

Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Option Agreement, Tremor Video, Inc. (the “Company”) has granted you an option to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. The option has been granted outside of the Company’s 2013 Equity Incentive Plan (the “Plan”) and the Share Reserve, but is subject to the terms and conditions of the Plan (with the exception of Section 3) as if the option had been granted under the Plan. The option is granted to you effective as of the date of grant set forth in the Grant Notice (the “Date of Grant”). If there is any conflict between the terms in this Option Agreement and the relevant terms of the Plan, the terms of the Plan will control. Capitalized terms not explicitly defined in this Option Agreement (including Annex A attached hereto) or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan.

The details of your option, in addition to those set forth in the Grant Notice and the Plan, are as follows:

1.             Vesting. Your option will vest as provided in your Grant Notice. Vesting will cease upon the termination of your Continuous Service. In addition, if, during the term of your Continuous Service, a Change in Control (as defined in Annex A) is consummated and, within 12 months following the consummation of such Change in Control, you are subject to an Involuntary Termination (as defined in Annex A) 50% of the then-unvested portion of this option shall vest.

2.             Number of Shares and Exercise Price. The number of shares of Common Stock subject to your option and the exercise price per share in your Grant Notice will be adjusted for Capitalization Adjustments as provided in the Plan.

3.             Exercise Restriction for Non-exempt Employees. If you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (that is, a “Non-Exempt Employee”), and except as otherwise provided in the Plan, you may not exercise your option until you have completed at least six (6) months of Continuous Service measured from the Date of Grant, even if you have already been an employee for more than six (6) months. Consistent with the provisions of the Worker Economic Opportunity Act, you may exercise your option as to any vested portion prior to such six (6) month anniversary in the case of (i) your death or disability, (ii) a Corporate Transaction in which your option is not assumed, continued or substituted, (iii) a Change in Control or (iv) your termination of Continuous Service on your “retirement” (as defined in the Company’s benefit plans).

4.             Exercise Prior to Vesting (“Early Exercise”). You may not exercise your option prior to vesting.

5.             Method of Payment. You must pay the full amount of the exercise price for the shares you wish to exercise. You may pay the exercise price in cash or by check, bank draft or money order payable to the Company or in any other manner permitted by your Grant Notice, which may include one or more of the following:

(a)           Provided that at the time of exercise the Common Stock is publicly traded, and if the Company has established such a program, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds. This manner of payment is also known as a “broker-assisted exercise”, “same day sale”, or “sell to cover”.

(b)           Provided that at the time of exercise the Common Stock is publicly traded, and subject to the consent of the Company at the time of exercise, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, will include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. You may not exercise your option by delivery to the Company of Common Stock if doing so would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

(c)           If your option is a Nonstatutory Stock Option, subject to the consent of the Company at the time of exercise, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise of your option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price. You must pay any remaining balance of the aggregate exercise price not satisfied by the “net exercise” in cash or other permitted form of payment. Shares of Common Stock will no longer be outstanding under your option and will not be exercisable thereafter if those shares (i) are used to pay the exercise price pursuant to the “net exercise,” (ii) are delivered to you as a result of such exercise, and (iii) are withheld to satisfy your tax withholding obligations.

6.             Whole Shares. You may exercise your option only for whole shares of Common Stock.

7.            Securities Law Compliance. In no event may you exercise your option unless the shares of Common Stock issuable upon exercise are then registered under the Securities Act or, if not registered, the Company has determined that your exercise and the issuance of the shares would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with all other applicable laws and regulations governing your option, including the Company’s insider trading and blackout policies, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations (including any restrictions on exercise required for compliance with Treas. Reg. 1.401(k)-1(d)(3), if applicable).

2.

8.             Term. You may not exercise your option before the Date of Grant or after the expiration of the option’s term. The term of your option expires, subject to the provisions of Section 5(h) of the Plan, upon the earliest of the following:

(a)	immediately upon the termination of your Continuous Service for Cause;

(b)          twelve (12) months after the termination of your Continuous Service if you are terminated by the Company without Cause (as defined in Annex A);

(c)          three (3) months after the termination of your Continuous Service for any reason other than termination by the Company for Cause, termination by the Company without Cause, your Disability or your death (except as otherwise provided in Section 8(d) below); provided, however, that if during any part of such three (3) month period your option is not exercisable solely because doing so would violate the registration requirements under the Securities Act, your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service; provided further, if during any part of such three (3) month period, the sale of any Common Stock received upon exercise of your option would violate the Company’s insider trading policy, then your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service during which the sale of the Common Stock received upon exercise of your option would not be in violation of the Company’s insider trading policy. Notwithstanding the foregoing, if (i) you are a Non-Exempt Employee, (ii) your Continuous Service terminates within six (6) months after the Date of Grant, and (iii) you have vested in a portion of your option at the time of your termination of Continuous Service, your option will not expire until the earlier of (x) the later of (A) the date that is seven (7) months after the Date of Grant, and (B) the date that is three (3) months after the termination of your Continuous Service, and (y) the Expiration Date;

(d)          twelve (12) months after the termination of your Continuous Service due to your Disability (except as otherwise provided in Section 8(d)) below;

(e)          eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates for any reason other than Cause;

(f)	the Expiration Date indicated in your Grant Notice; or

(g)	the day before the tenth (10th) anniversary of the Date of Grant.

9.	Exercise.

(a)          You may exercise the vested portion of your option during its term by (i) delivering a Notice of Exercise (in a form designated by the Company), or making the required electronic election with the Company’s designated broker, and (ii) paying the exercise price and any applicable withholding taxes to the Company’s, stock plan administrator, or such other person as the Company may designate, together with such additional documents as the Company may then require.

3.

(b)           By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (i) the exercise of your option, (ii) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (iii) the disposition of shares of Common Stock acquired upon such exercise.

10.          Transferability. Except as otherwise provided in this Section 10, your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

(a)           Certain Trusts. Upon receiving written permission from the Board or its duly authorized designee, you may transfer your option to a trust if you are considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the option is held in the trust. You and the trustee must enter into transfer and other agreements required by the Company.

(b)           Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your option pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2) that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss the proposed terms of any division of this option with the Company prior to finalizing the domestic relations order or marital settlement agreement to help ensure the required information is contained within the domestic relations order or marital settlement agreement.

(c)           Beneficiary Designation. Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form approved by the Company and any broker designated by the Company to handle option exercises, designate a third party who, on your death, will thereafter be entitled to exercise this option and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, your executor or administrator of your estate will be entitled to exercise this option and receive, on behalf of your estate, the Common Stock or other consideration resulting from such exercise.

11.          Option Not a Service Contract.

(a)           Nothing in this Option Agreement (including, but not limited to, the vesting of your option or the issuance of shares of Common Stock upon exercise of your option), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Option Agreement or the Plan shall: (i) confer upon you any right to continue in the employ of, or affiliation with, the Company or an Affiliate; (ii) constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or affiliation; (iii) confer any right or benefit under this Option Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Option Agreement or Plan; or (iv) deprive the Company of the right to terminate you at will and without regard to any future vesting opportunity that you may have.

4.

(b)           The Company has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Affiliates at any time or from time to time, as it deems appropriate (a “reorganization”). Such a reorganization could result in the termination of your Continuous Service, or the termination of Affiliate status of your employer and the loss of benefits available to you under this Option Agreement, including but not limited to, the termination of the right to continue vesting in your option. This Option Agreement, the Plan, the transactions contemplated hereunder and the vesting schedule set forth herein or any covenant of good faith and fair dealing that may be found implicit in any of them do not constitute an express or implied promise of continued engagement as an employee or consultant for the term of this Option Agreement, for any period, or at all, and shall not interfere in any way with the Company’s right to conduct a reorganization.

12.          Withholding Obligations.

(a)           At the time you exercise your option, in whole or in part, and at any time thereafter as the Company requests, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “same day sale” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate that arise in connection with the exercise of your option.

(b)           Upon your request and subject to approval by the Company, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of your option as a liability for financial accounting purposes).

(c)           You may not exercise your option unless the tax withholding obligations of the Company and any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company will have no obligation to issue a certificate for shares of Common Stock or release such shares of Common Stock from any escrow provided for herein, if applicable, unless such obligations are satisfied.

13.          Tax Consequences. You hereby agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes your tax liabilities. You will not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from your option or your other compensation. In particular, you acknowledge that your option is exempt from Section 409A of the Code only if the exercise price per share specified in the Grant Notice is at least equal to the “fair market value” per share of the Common Stock on the Date of Grant and there is no other impermissible deferral of compensation associated with the option.

5.

14.          Notices. Any notices provided for in your option or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and your option by electronic means or to request your consent to participate in the Plan by electronic means. By accepting your option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

15.          Governing Plan Document. Except as stated in your Grant Notice and herein, your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. If there is any conflict between the provisions of your option and the relevant provisions of the Plan, the provisions of the Plan will control. In addition, your option (and any compensation paid or shares issued under your option) is subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or for a “constructive termination” (or similar term) under any agreement with the Company.

16.          Other Documents. You hereby acknowledge receipt of and the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.

17.           Effect On Other Employee Benefit Plans. The value of your option will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

18.          Voting Rights. You will not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to your option until such shares are issued to you. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in your option, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

6.

19.          Severability. If all or any part of this Option Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Option Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Option Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

20.	Miscellaneous.

(a)           The rights and obligations of the Company under your option will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns.

(b)           You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your option.

(c)           You acknowledge and agree that you have reviewed your option in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your option, and fully understand all provisions of your option.

(d)           This Option Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e)           All obligations of the Company under the Plan and this Option Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

*     *     *

This Option Agreement will be deemed to be signed by you upon the signing by you of the Stock Option Grant Notice to which it is attached.

7.

Annex A

For purposes of your Option Agreement, the following definitions will apply:

“Change in Control” shall mean (i) the merger or consolidation of the Company (except any such merger or consolidation involving the Company in which the shares of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares that represent, immediately following such merger or consolidation at least a majority, by voting power, of the shares of the surviving or resulting corporation), (ii) a sale of all or substantially all of the assets of the Company or (iii) a transaction or series of related transactions in which a person, or a group of related persons, acquires from stockholders of the Company shares representing more than fifty percent (50%) of the outstanding voting power of the Company.

“Involuntary Termination” shall mean termination of Participant’s employment (i) by the Company without Cause or (ii) by Participant for Good Reason.

“Cause” shall mean: (i) Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets, which use or disclosure causes material harm to the Company; (ii) Participant’s material breach of any agreement between Participant and the Company that remains uncured for thirty (30) days following written notice of such material breach; (iii) Participant’s material failure to comply with the Company’s written policies or rules that remains uncured for thirty (30) days following written notice of such material breach; (iv) except with respect to driving violations, Participant’s conviction of, or plea of “guilty” or “no contest” to, a felony under the laws of the United States or any State thereof; (v) Participant’s gross negligence or willful misconduct; (vi) Participant’s continuing unwillingness to perform assigned duties after receiving written notification of such failure from the Board and a thirty (30)   day opportunity to cure; or (vii) Participant’s failure to cooperate in good faith with a governmental or internal investigation of the Company or its directors, officers or employees, if the Company has requested Participant’s cooperation.

“Good Reason” means that Participant resigns after one of the following conditions has come into existence without Participant’s consent: (i) a change in Participant’s reporting or a change in Participant’s position or title with the Company that materially reduces Participant’s level of authority or responsibility; provided, however, that a change in position or reporting structures solely by virtue of a Change in Control shall not constitute “Good Reason” if Participant maintains a substantially similar level of responsibility within the business unit that previously operated as the independent company, (ii) a reduction in the base salary; (iii) receipt of notice that Participant’s principal workplace will be relocated more than 30 miles that also increases Participant’s commute by at least 30 miles; (iv) the willful breach by the Company of a material provision of this Agreement or any other agreement with Participant; or (v) the taking of any action by the Company or its successor that would materially reduce Participant’s benefits or perquisites under the Company’s or any successor’s benefit plans (including equity benefits), except to the extent the benefits of all other executives of the Company or its successor are similar reduced. A condition will not be considered “Good Reason” unless Participant give the Company written notice of the condition within 90 days after the condition comes into existence, the Company fails to remedy the condition within 30 days after receiving Participant’s written notice and Participant resigns within 30 days thereafter.

8.

Tremor Video, Inc.
Stock Option Grant Notice

(Time-Based Inducement Grant Outside of
2013 Equity Incentive Plan)

As an inducement material to Optionholder’s entering into employment with Tremor Video, Inc. (the “Company”), the Company hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below. This option is granted outside of the Company’s 2013 Equity Incentive Plan (the “Plan”) and the Share Reserve, but is subject to the terms and conditions of the Plan (with the exception of Section 3) as if the option had been granted pursuant to the Plan. The Plan is attached hereto, and the relevant provisions have been incorporated herein. In addition, this option is subject to all of the terms and conditions as set forth in this notice and in the Option Agreement, which is attached hereto and incorporated herein in its entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Option Agreement will have the same definitions as in the Plan or the Option Agreement. If there is any conflict between the terms in this notice and the relevant terms of the Plan, the terms of the Plan will control (except to the extent inconsistent with the fact that this option is granted outside of the Plan and the Share Reserve in reliance on the employment inducement exception to shareholder approval under Section 303A.08 of the New York Stock Exchange Listed Company Manual).

Optionholder;	Mark Zagorski
Date of Grant:	July 10, 2017
Vesting Commencement Date:	July 10, 2017
Number of Shares Subject to Option:	450,000
Exercise Price (Per Share):	$2.36
Total Exercise Price:	1,062,000
Expiration Date:	July 9, 2027

Type of Grant:	☒	Nonstatutory Stock Option

Vesting Schedule:	This option may be exercised with respect to the first 25% of the Shares subject to this option when the Optionholder completes 12 months of Continuous Service beginning with the Vesting Commencement Date, and the balance will vest in equal monthly installments over the next 36 months of Continuous Service thereafter (excluding service solely as a member of the Board).

Payment:	By one or a combination of the following items (described and subject to the limitations set forth in the Option Agreement):

☒	By cash, check, bank draft or money order payable to the Company
☒	Pursuant to a Regulation T Program, if the Common Stock is publicly traded and the Company has established such a program
☒	By delivery of already-owned shares, if the Common Stock is publicly traded, and subject to the Company’s consent at the time of exercise
☒	Subject to the Company’s consent at the time of exercise, by a “net exercise” arrangement

Additional Terms/Acknowledgements: Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Option Agreement, the Plan and the stock plan prospectus for the Plan. As of the Date of Grant, this Stock Option Grant Notice, the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding the option and supersede all prior oral and written agreements on the option, with the exception, if applicable, of (i) the written employment agreement or offer letter agreement between the Company and Optionholder specifying the terms that should govern the option (the “Employment Agreement”) and (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law. By accepting the option. Optionholder consents to receive documents governing the option by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

1.

Tremor Video, Inc.		Optionholder:

By:
Signature			Signature

Title:	CFO	Date:	7/10/17

Date:	7/10/17

Attachments: Award Agreement, and 2013 Equity Incentive Plan

2.

Attachment I

Option Agreement

Tremor Video, Inc.

(Time-Based Inducement Grant Outside of

2013 Equity Incentive Plan)

Option Agreement

(Nonstatutory Stock Option)

Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Option Agreement, Tremor Video, Inc. (the “Company”) has granted you an option to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. The option has been granted outside of the Company’s 2013 Equity Incentive Plan (the “Plan”) and the Share Reserve, but is subject to the terms and conditions of the Plan (with the exception of Section 3) as if the option had been granted under the Plan. The option is granted to you effective as of the date of grant set forth in the Grant Notice (the “Date of Grant”). Capitalized terms not explicitly defined in this Option Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan.

The details of your option, in addition to those set forth in the Grant Notice and the Plan, are as follows:

1.             Vesting. Your option will vest as provided in your Grant Notice. Except as set forth in your Employment Agreement, vesting will cease upon the termination of your Continuous Service. In addition, your option may be subject to accelerated vesting as set forth in, and subject to the terms and conditions of, your Employment Agreement.

2.             Number of Shares and Exercise Price. The number of shares of Common Stock subject to your option and the exercise price per share in your Grant Notice will be adjusted for Capitalization Adjustments as provided in the Plan.

3.             Exercise Restriction for Non-exempt Employees. If you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (that is, a “Non-Exempt Employee”), and except as otherwise provided in the Plan, you may not exercise your option until you have completed at least six (6) months of Continuous Service measured from the Date of Grant, even if you have already been an employee for more than six (6) months. Consistent with the provisions of the Worker Economic Opportunity Act, you may exercise your option as to any vested portion prior to such six (6) month anniversary in the case of (i) your death or disability, (ii) a Corporate Transaction in which your option is not assumed, continued or substituted, (iii) a Change in Control or (iv) your termination of Continuous Service on your “retirement” (as defined in the Company’s benefit plans).

4.             Exercise Prior to Vesting (“Early Exercise”). You may not exercise your option prior to vesting.

5.            Method of Payment. You must pay the full amount of the exercise price for the shares you wish to exercise. You may pay the exercise price in cash or by check, bank draft or money order payable to the Company or in any other manner permitted by your Grant Notice, which may include one or more of the following:

(a)           Provided that at the time of exercise the Common Stock is publicly traded, and if the Company has established such a program, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds. This manner of payment is also known as a “broker-assisted exercise”, “same day sale”, or “sell to cover”.

(b)           Provided that at the time of exercise the Common Stock is publicly traded, and subject to the consent of the Company at the time of exercise, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, will include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. You may not exercise your option by delivery to the Company of Common Stock if doing so would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

(c)           If your option is a Nonstatutory Stock Option, subject to the consent of the Company at the time of exercise, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise of your option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price. You must pay any remaining balance of the aggregate exercise price not satisfied by the “net exercise” in cash or other permitted form of payment. Shares of Common Stock will no longer be outstanding under your option and will not be exercisable thereafter if those shares (i) are used to pay the exercise price pursuant to the “net exercise,” (ii) are delivered to you as a result of such exercise, and (iii) are withheld to satisfy your tax withholding obligations.

6.            Whole Shares. You may exercise your option only for whole shares of Common Stock.

7.            Securities Law Compliance. In no event may you exercise your option unless the shares of Common Stock issuable upon exercise are then registered under the Securities Act or, if not registered, the Company has determined that your exercise and the issuance of the shares would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with all other applicable laws and regulations governing your option, including the Company’s insider trading and blackout policies, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations (including any restrictions on exercise required for compliance with Treas. Reg. 1.401(k)-1(d)(3), if applicable).

2.

8.             Term. You may not exercise your option before the Date of Grant or after the expiration of the option’s term. The term of your option expires, subject to the provisions of Section 5(h) of the Plan, upon the earliest of the following:

(a)           immediately upon the termination of your Continuous Service for Cause;

(b)           twelve (12) months after the termination of your Continuous Service if you are terminated by the Company without Cause (as defined in your Employment Agreement);

(c)           three (3) months after the termination of your Continuous Service for any reason other than termination by the Company for Cause, termination by the Company without Cause, your Disability or your death (except as otherwise provided in Section 8(d) below); provided, however, that if during any part of such three (3) month period your option is not exercisable solely because doing so would violate the registration requirements under the Securities Act, your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service; provided further, if during any part of such three (3) month period, the sale of any Common Stock received upon exercise of your option would violate the Company’s insider trading policy, then your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service during which the sale of the Common Stock received upon exercise of your option would not be in violation of the Company’s insider trading policy. Notwithstanding the foregoing, if (i) you are a Non-Exempt Employee, (ii) your Continuous Service terminates within six (6) months after the Date of Grant, and (iii) you have vested in a portion of your option at the time of your termination of Continuous Service, your option will not expire until the earlier of (x) the later of (A) the date that is seven (7) months after the Date of Grant, and (B) the date that is three (3) months after the termination of your Continuous Service, and (y) the Expiration Date;

(d)           twelve (12) months after the termination of your Continuous Service due to your Disability (except as otherwise provided in Section 8(d)) below;

(e)           eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates for any reason other than Cause;

(f)           the Expiration Date indicated in your Grant Notice; or

(g)          the day before the tenth (10th) anniversary of the Date of Grant.

9.	Exercise.

(a)           You may exercise the vested portion of your option during its term by (i) delivering a Notice of Exercise (in a form designated by the Company), or making the required electronic election with the Company’s designated broker, and (ii) paying the exercise price and any applicable withholding taxes to the Company’s, stock plan administrator, or such other person as the Company may designate, together with such additional documents as the Company may then require.

3.

(b)           By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (i) the exercise of your option, (ii) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (iii) the disposition of shares of Common Stock acquired upon such exercise.

10.          Transferability. Except as otherwise provided in this Section 10, your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

(a)           Certain Trusts. Upon receiving written permission from the Board or its duly authorized designee, you may transfer your option to a trust if you are considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the option is held in the trust. You and the trustee must enter into transfer and other agreements required by the Company.

(b)           Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your option pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2) that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss the proposed terms of any division of this option with the Company prior to finalizing the domestic relations order or marital settlement agreement to help ensure the required information is contained within the domestic relations order or marital settlement agreement.

(c)          Beneficiary Designation. Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form approved by the Company and any broker designated by the Company to handle option exercises, designate a third party who, on your death, will thereafter be entitled to exercise this option and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, your executor or administrator of your estate will be entitled to exercise this option and receive, on behalf of your estate, the Common Stock or other consideration resulting from such exercise.

11.	Option Not a Service Contract.

(a)           Nothing in this Option Agreement (including, but not limited to, the vesting of your option or the issuance of shares of Common Stock upon exercise of your option), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Option Agreement or the Plan shall: (i) confer upon you any right to continue in the employ of, or affiliation with, the Company or an Affiliate; (ii) constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or affiliation; (iii) confer any right or benefit under this Option Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Option Agreement or Plan; or (iv) deprive the Company of the right to terminate you at will and without regard to any future vesting opportunity that you may have.

4.

(b)           The Company has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Affiliates at any time or from time to time, as it deems appropriate (a “reorganization”). Such a reorganization could result in the termination of your Continuous Service, or the termination of Affiliate status of your employer and the loss of benefits available to you under this Option Agreement, including but not limited to, the termination of the right to continue vesting in your option. This Option Agreement, the Plan, the transactions contemplated hereunder and the vesting schedule set forth herein or any covenant of good faith and fair dealing that may be found implicit in any of them do not constitute an express or implied promise of continued engagement as an employee or consultant for the term of this Option Agreement, for any period, or at all, and shall not interfere in any way with the Company’s right to conduct a reorganization.

12.	Withholding Obligations.

(a)           At the time you exercise your option, in whole or in part, and at any time thereafter as the Company requests, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “same day sale” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate that arise in connection with the exercise of your option.

(b)           Upon your request and subject to approval by the Company, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of your option as a liability for financial accounting purposes).

(c)           You may not exercise your option unless the tax withholding obligations of the Company and any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company will have no obligation to issue a certificate for shares of Common Stock or release such shares of Common Stock from any escrow provided for herein, if applicable, unless such obligations are satisfied.

13.          Tax Consequences. You hereby agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes your tax liabilities. You will not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from your option or your other compensation. In particular, you acknowledge that your option is exempt from Section 409A of the Code only if the exercise price per share specified in the Grant Notice is at least equal to the “fair market value” per share of the Common Stock on the Date of Grant and there is no other impermissible deferral of compensation associated with the option.

5.

14.          Notices. Any notices provided for in your option or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and your option by electronic means or to request your consent to participate in the Plan by electronic means. By accepting your option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

15.          Governing Plan Document. Except as stated in your Grant Notice and herein, your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In addition, your option (and any compensation paid or shares issued under your option) is subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or for a “constructive termination” (or similar term) under any agreement with the Company.

16.          Other Documents. You hereby acknowledge receipt of and the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.

17.          Effect On Other Employee Benefit Plans. The value of your option will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

18.          Voting Rights. You will not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to your option until such shares are issued to you. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in your option, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

19.          Severability. If all or any part of this Option Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Option Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Option Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

6.

20.	Miscellaneous.

(a)           The rights and obligations of the Company under your option will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns.

(b)           You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your option.

(c)           You acknowledge and agree that you have reviewed your option in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your option, and fully understand all provisions of your option.

(d)           This Option Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e)           All obligations of the Company under the Plan and this Option Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

*     *     *

This Option Agreement will be deemed to be signed by you upon the signing by you of the Stock Option Grant Notice to which it is attached.

7.

Tremor Video, Inc.

Stock Option Grant Notice

(Performance-Based Inducement Grant Outside of
2013 Equity Incentive Plan)

As an inducement material to Optionholder’s entering into employment with Tremor Video, Inc. (the “Company”), the Company hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below. This option is granted outside of the Company’s 201.3 Equity Incentive Plan (the “Plan”) and the Share Reserve, but is subject to the terms and conditions of the Plan (with the exception of Section 3) as if the option had been granted pursuant to the Plan. The Plan is attached hereto, and the relevant provisions have been incorporated herein. In addition, this option is subject to all of the terms and conditions as set forth in this notice and in the Option Agreement, which is attached hereto and incorporated herein in its entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Option Agreement will have the same definitions as in the Plan or the Option Agreement. If there is any conflict between the terms in this notice and the relevant terms of the Plan, the terms of the Plan will control (except to the extent inconsistent with the fact that this option is granted outside of the Plan and the Share Reserve in reliance on the employment inducement exception to shareholder approval under Section 303A.08 of the New York Stock Exchange Listed Company Manual).

Optionholder:	Mark Zagorski
Date of Grant:	July 10, 2017
Vesting Commencement Date;	July 10, 2017
Number of Shares Subject to Option:	450,000
Exercise Price (Per Share):	$2.36
Total Exercise Price:	$1,062,000
Expiration Date:	July 9, 2027

Type of Grant:	☒	Nonstatutory Stock Option

Vesting Schedule:	Subject to your Continuous Service through such date (excluding service solely as a member of the Board), this option will vest as follows (i) 50% of the shares subject to the option will vest as of the date on which the 30-day moving average of Company’s Common Stock exceeds $4.00 per share (as adjusted to account for any stock splits or other adjustments) (the “$4.00 Hurdle”) and (ii) 50% of the shares subject to the option will vest as of the date on which the 30-day moving average of Company’s Common Stock exceeds $5.00 per share (as adjusted to account for any stock splits or other adjustments) (the “$5.00 Hurdle”). In the event of a Change in Control (as defined in your Employment Agreement) pursuant to which the Company’s Common Stock is acquired at a price per share greater than $4.00 per share (as adjusted to account for any stock splits or other adjustments), then the $4.00 Hurdle will be deemed to have been achieved, even if the 30-day moving average of the Company’s Common Stock did not achieve the $4.00 Hurdle; and in the event of a Change in Control (as defined in the Employment Agreement) pursuant to which the Company’s Common Stock is acquired at a price per share greater than $5.00 per share (as adjusted to account for any stock splits or other adjustments), then the $5.00 Hurdle will be deemed to have been achieved, even if the 30-day moving average of the Company’s Common Stock did not achieve the $5.00 Hurdle. In (he event that (i) any of the foregoing vesting criteria have not been achieved on the date which is 4 years from the date of grant, or (ii) the Company consummates a Change in Control pursuant to which the Company’s common stock is acquired at a price per share (as adjusted to account for any stock splits or other adjustments) below $5.00, the unvested portion of the Performance Option (after giving effect to any vesting that may occur in connection with such Change in Control) shall be cancelled and terminated as of such date. If any portion of the option becomes vested. Optionholder will not be entitled to exercise the vested portion until the date that is 18-months after the applicable vesting date.

1.

Payment:	By one or a combination of the following items (described and subject to the limitations set forth in the Option Agreement):

☒	By cash, check, bank draft or money order payable to the Company
☒	Pursuant to a Regulation T Program, if the Common Stock is publicly traded and the Company has established such a program
☒	By delivery of already-owned shares, if the Common Stock is publicly traded, and subject to the Company’s consent at the time of exercise
☒	Subject to the Company’s consent at the time of exercise, by a “net exercise”arrangement

Additional Terms/Acknowledgements: Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Option Agreement, the Plan and the stock plan prospectus for the Plan. As of the Date of Grant, this Stock Option Grant Notice, the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding the option and supersede all prior oral and written agreements on the option, with the exception, if applicable, of (i) the written employment agreement or offer letter agreement between the Company and Optionholder specifying the terms that should govern the option (the ’’Employment Agreement”) and (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law. By accepting the option, Optionholder consents to receive documents governing the option by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

Tremor Video, Inc.		Optionholder:

By:
Signature			Signature

Title:	CFO	Date:	7/10/17

Date:	7/10/17

Attachments: Option Agreement, 2013 Equity Incentive Plan

2.

Attachment I

Option Agreement

Tremor Video, Inc.

(Performance-Based Inducement Grant Outside of

2013 Equity Incentive Plan)

Option Agreement

(Nonstatutory Stock Option)

Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Option Agreement, Tremor Video, Inc. (the “Company”) has granted you an option to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. The option has been granted outside of the Company’s 2013 Equity Incentive Plan (the “Plan”) and the Share Reserve, but is subject to the terms and conditions of the Plan (with the exception of Section 3) as if the option had been granted under the Plan. The option is granted to you effective as of the date of grant set forth in the Grant Notice (the “Date of Grant”). Capitalized terms not explicitly defined in this Option Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan.

The details of your option, in addition to those set forth in the Grant Notice and the Plan, are as follows:

1.             Vesting. Your option will vest as provided in your Grant Notice. Vesting will cease upon the termination of your Continuous Service.

2.             Number of Shares and Exercise Price. The number of shares of Common Stock subject to your option and the exercise price per share in your Grant Notice will be adjusted for Capitalization Adjustments as provided in the Plan.

3.             Exercise Restriction for Non-Exempt Employees. If you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (that is, a “Non-Exempt Employee”), and except as otherwise provided in the Plan, you may not exercise your option until you have completed at least six (6) months of Continuous Service measured from the Date of Grant, even if you have already been an employee for more than six (6) months. Consistent with the provisions of the Worker Economic Opportunity Act, you may exercise your option as to any vested portion prior to such six (6) month anniversary in the case of (i) your death or disability, (ii) a Corporate Transaction in which your option is not assumed, continued or substituted, (iii) a Change in Control or (iv) your termination of Continuous Service on your “retirement” (as defined in the Company’s benefit plans).

4.             Exercise Prior to Vesting (“Early Exercise”). You may not exercise your option prior to vesting.

5.            Method of Payment. You must pay the full amount of the exercise price for the shares you wish to exercise. You may pay the exercise price in cash or by check, bank draft or money order payable to the Company or in any other manner permitted by your Grant Notice, which may include one or more of the following:

(a)           Provided that at the time of exercise the Common Stock is publicly traded, and if the Company has established such a program, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds. This manner of payment is also known as a “broker-assisted exercise”, “same day sale”, or “sell to cover”.

(b)           Provided that at the time of exercise the Common Stock is publicly traded, and subject to the consent of the Company at the time of exercise, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, will include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. You may not exercise your option by delivery to the Company of Common Stock if doing so would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

(c)           If your option is a Nonstatutory Stock Option, subject to the consent of the Company at the time of exercise, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise of your option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price. You must pay any remaining balance of the aggregate exercise price not satisfied by the “net exercise” in cash or other permitted form of payment. Shares of Common Stock will no longer be outstanding under your option and will not be exercisable thereafter if those shares (i) are used to pay the exercise price pursuant to the “net exercise,” (ii) are delivered to you as a result of such exercise, and (iii) are withheld to satisfy your tax withholding obligations.

6.             Whole Shares. You may exercise your option only for whole shares of Common Stock.

7.            Securities Law Compliance. In no event may you exercise your option unless the shares of Common Stock issuable upon exercise are then registered under the Securities Act or, if not registered, the Company has determined that your exercise and the issuance of the shares would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with all other applicable laws and regulations governing your option, including the Company’s insider trading and blackout policies, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations (including any restrictions on exercise required for compliance with Treas. Reg. 1.401(k)-1(d)(3), if applicable).

2.

8.             Term. You may not exercise the vested portion of your option after the expiration of the option’s term. The term of your option expires, subject to the provisions of Section 5(h) of the Plan, upon the earliest of the following:

(a)           immediately upon the termination of your Continuous Service for Cause;

(b)           the later of (i) twelve (12) months after the termination of your Continuous Service if you are terminated by the Company without Cause (as defined in your Employment Agreement and (ii) three (3) months following the Option Holding Period Exercise Date (as defined in Section 9);

(c)           the later of (i) three (3) months after the termination of your Continuous Service for any reason other than termination by the Company for Cause, termination by the Company without Cause, your Disability or your death (except as otherwise provided in Section 8(d) below); provided, however, that if during any part of such three (3) month period your option is not exercisable solely because doing so would violate the registration requirements under the Securities Act, your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service; provided further, if during any part of such three (3) month period, the sale of any Common Stock received upon exercise of your option would violate the Company’s insider trading policy, then your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service during which the sale of the Common Stock received upon exercise of your option would not be in violation of the Company’s insider trading policy and (ii) three (3) months following the Option Holding Period Exercise Date (as defined in Section 9). Notwithstanding the foregoing, if (i) you are a Non-Exempt Employee, (ii) your Continuous Service terminates within six (6) months after the Date of Grant, and (iii) you have vested in a portion of your option at the time of your termination of Continuous Service, your option will not expire until the earlier of (x) the later of (A) the date that is seven (7) months after the Date of Grant, and (B) the date that is three (3) months after the termination of your Continuous Service, and (y) the Expiration Date;

(d)           the later of (i) twelve (12) months after the termination of your Continuous Service due to your Disability and (ii) three (3) months following the Option Holding Period Exercise Date (as defined in Section 9);

(e)           the later of (i) eighteen (18) months after your death if you die either during your Continuous Service and (ii) three (3) months following the Option Holding Period Exercise Date (as defined in Section 9);

(f)           the Expiration Date or as otherwise indicated in your Grant Notice; or

(g)          the day before the tenth (10th) anniversary of the Date of Grant.

3.

9.	Exercise.

(a)           You may exercise the vested portion of your option during its term by (i) delivering a Notice of Exercise (in a form designated by the Company), or making the required electronic election with the Company’s designated broker, and (ii) paying the exercise price and any applicable withholding taxes to the Company’s, stock plan administrator, or such other person as the Company may designate, together with such additional documents as the Company may then require. You will not be entitled to exercise the vested portion of your option until the date that is 18-months after the applicable vesting date (the “Option Holding Period Exercise Date”).

(b)           By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (i) the exercise of your option, (ii) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (iii) the disposition of shares of Common Stock acquired upon such exercise.

10.          Transferability. Except as otherwise provided in this Section 10, your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

(a)           Certain Trusts. Upon receiving written permission from the Board or its duly authorized designee, you may transfer your option to a trust if you are considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the option is held in the trust. You and the trustee must enter into transfer and other agreements required by the Company.

(b)           Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your option pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2) that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss the proposed terms of any division of this option with the Company prior to finalizing the domestic relations order or marital settlement agreement to help ensure the required information is contained within the domestic relations order or marital settlement agreement.

(c)           Beneficiary Designation. Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form approved by the Company and any broker designated by the Company to handle option exercises, designate a third party who, on your death, will thereafter be entitled to exercise this option and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, your executor or administrator of your estate will be entitled to exercise this option and receive, on behalf of your estate, the Common Stock or other consideration resulting from such exercise.

4.

11.	Option Not a Service Contract.

(a)           Nothing in this Option Agreement (including, but not limited to, the vesting of your option or the issuance of shares of Common Stock upon exercise of your option), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Option Agreement or the Plan shall: (i) confer upon you any right to continue in the employ of, or affiliation with, the Company or an Affiliate; (ii) constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or affiliation; (iii) confer any right or benefit under this Option Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Option Agreement or Plan; or (iv) deprive the Company of the right to terminate you at will and without regard to any future vesting opportunity that you may have.

(b)           The Company has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Affiliates at any time or from time to time, as it deems appropriate (a “reorganization”). Such a reorganization could result in the termination of your Continuous Service, or the termination of Affiliate status of your employer and the loss of benefits available to you under this Option Agreement, including but not limited to, the termination of the right to continue vesting in your option. This Option Agreement, the Plan, the transactions contemplated hereunder and the vesting schedule set forth herein or any covenant of good faith and fair dealing that may be found implicit in any of them do not constitute an express or implied promise of continued engagement as an employee or consultant for the term of this Option Agreement, for any period, or at all, and shall not interfere in any way with the Company’s right to conduct a reorganization.

12.	Withholding Obligations.

(a)           At the time you exercise your option, in whole or in part, and at any time thereafter as the Company requests, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “same day sale” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate that arise in connection with the exercise of your option.

(b)           Upon your request and subject to approval by the Company, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of your option as a liability for financial accounting purposes).

(c)           You may not exercise your option unless the tax withholding obligations of the Company and any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company will have no obligation to issue a certificate for shares of Common Stock or release such shares of Common Stock from any escrow provided for herein, if applicable, unless such obligations are satisfied.

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13.          Tax Consequences. You hereby agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes your tax liabilities. You will not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from your option or your other compensation. In particular, you acknowledge that your option is exempt from Section 409A of the Code only if the exercise price per share specified in the Grant Notice is at least equal to the “fair market value” per share of the Common Stock on the Date of Grant and there is no other impermissible deferral of compensation associated with the option.

14.         Notices. Any notices provided for in your option or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and your option by electronic means or to request your consent to participate in the Plan by electronic means. By accepting your option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

15.         Governing Plan Document. Except as stated in your Grant Notice and herein, your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In addition, your option (and any compensation paid or shares issued under your option) is subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or for a “constructive termination” (or similar term) under any agreement with the Company.

16.        Other Documents. You hereby acknowledge receipt of and the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.

17.          Effect On Other Employee Benefit Plans. The value of your option will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

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18.         Voting Rights. You will not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to your option until such shares are issued to you. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in your option, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

19.          Severability. If all or any part of this Option Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Option Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Option Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

20.	Miscellaneous.

(a)           The rights and obligations of the Company under your option will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns.

(b)           You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your option.

(c)          You acknowledge and agree that you have reviewed your option in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your option, and fully understand all provisions of your option.

(d)           This Option Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e)           All obligations of the Company under the Plan and this Option Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

*     *     *

This Option Agreement will be deemed to be signed by you upon the signing by you of the Stock Option Grant Notice to which it is attached.

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